                          PFL Endeavor Target Account
                                 Annual Report
                               December 31, 1999

Policyholder Letter

Dear Valued Policyholder:

We are pleased to present you with the market activity information on PFL Endeavor Target Account for the period ending December 31, 1999. We hope that you will find the underlying investment information interesting and informative.

This correspondence is also an opportunity to remind you that we welcome your comments and ideas as to how we can serve you even better. If you have any questions or comments, please call the Variable Annuity Department at 800-525-6205.

You can be assured of our continuing commitment to providing quality products and excellent service to our policyholders.

Sincerely yours,

/s/ Vincent J. McGuinness, Jr.

Vincent J. McGuinness, Jr.
President and Chief Executive Officer
PFL Endeavor Target Account

Portfolio Manager Letter

Despite a rising interest rate environment, 1999 was generally positive for US stocks. The stock market rose strongly in the first six months of the year and then suffered through a correction lasting from mid-July through mid-October as investors digested a couple of Federal Reserve interest rate hikes and their potential impact of slowing corporate earnings growth. But the stock market staged an impressive rally through the end of the year led by technology shares as the nation's economy remained strong and investors' fears of Y2K subsided. The trading during the latter part of this period was characterized by heavy investor demand for early stage growth companies, particularly technology and communications-related shares, at the expense of value stocks.

The DowSM July Target 5 Subaccount was rebalanced at mid year. Eastman Kodak and Sears replaced AT&T and International Paper. Otherwise, Caterpillar, General Motors and Philip Morris remained in the portfolio for the entire year. The Subaccount has been hurt by substantial weakness in Philip Morris (down 54%) and Sears (down 31% in H2). In addition, Eastman Kodak (down 1% in H2), Caterpillar (up 5%), and GM (up 20%) have all lagged the Dow Jones Industrial Average in 1999.

The DowSM July Target 10 Subaccount has been hurt in 1999 as investors put their faith in a glitzy high-tech future and moved away from the "smokestack companies" that dominate the Dogs of the Dow strategy. The portfolio was rebalanced at mid year and DuPont and Sears replaced AT&T and International Paper. The rest of the stocks in the portfolio remained the same. Substantial weakness occurred in Philip Morris (down 54%), Sears (down 31% in H2), and Eastman Kodak (down 6%). Of the remaining seven components of the subaccount, Caterpillar (up 5%), Chevron (up 7%), DuPont (down 3% in H2), Exxon Mobil (up 13%), GM (up 20%) and J.P. Morgan (up 24%) have all lagged the DJIA return. Only Minnesota Mining (up 41%), has managed to beat the DJIA return for 1999.

Chevron was removed from the Dow Jones Industrial Average on November 1, 1999 and Exxon Corp. completed the purchase of Mobil Corp. on November 30, 1999.

The DowSM January Target 5 Subaccount has been hurt by substantial weakness in two of its five components. Philip Morris has been hit hard (down 54%) due to concerns about the tobacco industry's mounting legal battles. Goodyear Tire (down 42%) has been punished due to disappointment over its fourth straight quarter of declining earnings. In addition, Goodyear was removed from the Dow Jones Industrial Average (DJIA) on November 1, 1999. Caterpillar, although up for the year (up 5%), has lagged the index after announcing significantly lower year over year third quarter profits and repeatedly warning analysts about 1999 full year earnings. DuPont (up 27%) has matched the DJIA return for the year and only Minnesota Mining & Mfg. has outperformed the index, up 41%.

The DowSM January Target 10 Subaccount has been hurt in 1999 as investors put their faith in a glitzy high-tech future and moved away from the "smokestack companies" that dominate the Dogs of the Dow strategy. Substantial weakness occurred in three of its ten components. Philip Morris has been hit hard (down 54%) due to concerns about the tobacco industry's mounting legal battles. Goodyear Tire (down 42%) has been punished due to disappointment over its fourth straight quarter of declining earnings. In addition, Goodyear was removed from the Dow Jones Industrial Average (DJIA) effective November 1, 1999. Eastman Kodak (down 6%) has had a tough fight with rival Fuji Photo in the traditional film marketplace and has not convinced investors that its vision of digital imaging will be realized. Of the remaining seven components of the subaccount, five have underperformed the DJIA, one has matched the index return, and only one has managed to beat the index. Caterpillar (up 5%), Chevron (up 7%), Exxon Mobil (up 13%), GM (up 20%) and J.P. Morgan (up 24%) have all lagged the market return. (Exxon Corp. purchased Mobil Corp. in November for $85.2 billion.) Only DuPont (up 27%) and Minnesota Mining (up 41%), have managed to match or beat the DJIA return for 1999.

Portfolio Manager Letter


The outlook for US stocks remains bullish as we enter 2000 due in large part to the booming US economy. While negative factors such as the likelihood of further Federal Reserve interest rate hikes, lofty valuation levels and the perceived narrowness of the market may result in a correction sometime during the next year, the expected continuing strength in US corporate earnings should ultimately result in higher stock prices.

The Target Subaccounts identifies strong, established companies that are currently out of favor on Wall Street and likely to rebound. We believe these companies are well positioned to benefit from either a broadening of the current market rally, or a rotation out of the speculative, high-tech names that have been leading the market. Therefore, we expect the subaccount to perform well going forward and reward the patient value-oriented investor.

PFPC Inc. Advisors, L.P.

Schedule of Investments

                          PFL Endeavor Target Account
                      Dow Target 5--July Series Subaccount
                               December 31, 1999

                                                                      Market
                                                           Shares      Value
                                                           -------  -----------
COMMON STOCK--100.1%
Automotives--26.7%
  General Motors Corporation..............................  62,875  $ 4,570,227
                                                                    -----------

Consumer Products--14.0%
  Philip Morris Companies, Inc. .......................... 103,272    2,394,619
                                                                    -----------

Machinery--19.1%
  Caterpillar, Inc. ......................................  69,167    3,255,172
                                                                    -----------

Miscellaneous Manufacturing Industries--23.7%
  Eastman Kodak Company...................................  61,242    4,057,283
                                                                    -----------

Retail--16.6%
  Sears Roebuck & Company.................................  93,029    2,831,570
                                                                    -----------

  Total Common Stock
   (Cost $20,270,762).............................................   17,108,871
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $20,270,762*)......................................   100.1%  17,108,871
OTHER ASSETS AND LIABILITIES (Net)........................    -0.1%      (3,242)
                                                           -------  -----------
NET ASSETS................................................   100.0% $17,105,629
                                                           =======  ===========

*Aggregate cost for federal tax purposes.


See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                     Dow Target 10--July Series Subaccount
                               December 31, 1999

                                                                      Market
                                                            Shares     Value
                                                            ------  -----------
COMMON STOCK--100.2%
Automotives--12.2%
  General Motors Corporation............................... 27,585  $ 2,005,084
                                                                    -----------

Consumer Products--6.4%
  Philip Morris Companies, Inc............................. 45,312    1,050,672
                                                                    -----------

Diversified Chemical--10.7%
  duPont (E.I.) de Nemours & Company....................... 26,650    1,755,569
                                                                    -----------

Diversified Manufacturing--12.4%
  Minnesota Mining & Manufacturing Company................. 20,944    2,049,894
                                                                    -----------

Financial Services--10.0%
  J.P. Morgan & Company, Inc............................... 12,950    1,639,794
                                                                    -----------

Machinery--8.7%
  Caterpillar, Inc......................................... 30,351    1,428,394
                                                                    -----------

Miscellaneous Manufacturing Industries--10.8%
  Eastman Kodak Company.................................... 26,860    1,779,475
                                                                    -----------

Oil & Gas Extraction--11.5%
  Exxon Mobil Corporation.................................. 23,611    1,902,161
                                                                    -----------

Petroleum Refining--10.0%
  Chevron Corporation...................................... 19,118    1,656,097
                                                                    -----------

Retail--7.5%
  Sears Roebuck & Company.................................. 40,780    1,241,241
                                                                    -----------

  Total Common Stock
   (Cost $17,345,759).............................................   16,508,381
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $17,345,759*).......................................  100.2%  16,508,381
OTHER ASSETS AND LIABILITIES (Net).........................   -0.2%     (31,457)
                                                            ------  -----------
NET ASSETS.................................................  100.0% $16,476,924
                                                            ======  ===========

*Aggregate cost for federal tax purposes.

See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                    Dow Target 5--January Series Subaccount
                               December 31, 1999

                                                                       Market
                                                             Shares    Value
                                                             ------  ----------
COMMON STOCK--98.7%
Consumer Products--9.2%
  Philip Morris Companies, Inc. ............................ 32,667  $  757,466
                                                                     ----------

Diversified Chemicals--26.5%
  duPont (E.I.) de Nemours & Company........................ 33,054   2,177,432
                                                                     ----------

Diversified Manufacturing--29.3%
  Minnesota Mining & Manufacturing Company.................. 24,653   2,412,912
                                                                     ----------

Machinery--21.8%
  Caterpillar, Inc. ........................................ 38,147   1,795,293
                                                                     ----------

Tires & Rubber--11.9%
  Goodyear Tire & Rubber Company............................ 34,823     981,573
                                                                     ----------

  Total Common Stock
   (Cost $9,438,803)...............................................   8,124,677
                                                                     ----------

TOTAL INVESTMENTS
 (Cost $9,438,803*).........................................   98.7%  8,124,677
OTHER ASSETS AND LIABILITIES (Net)..........................    1.3%    107,955
                                                             ------  ----------
NET ASSETS..................................................  100.0% $8,232,632
                                                             ======  ==========

*Aggregate cost for federal tax purposes.


See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                    Dow Target 10--January Series Subaccount
                               December 31, 1998

                                                                      Market
                                                            Shares     Value
                                                            ------  -----------
COMMON STOCK--94.1%
Automotives--7.6%
  Delphi Automotive Systems Corporation....................  4,045  $    63,709
  General Motors Corporation............................... 10,198      741,267
                                                                    -----------
  Total Automotive................................................      804,976
                                                                    -----------

Consumer Products--4.2%
  Philip Morris Companies, Inc. ........................... 19,056      441,861
                                                                    -----------

Diversified Chemicals--12.0%
  duPont (E.I.) de Nemours & Company....................... 19,232    1,266,908
                                                                    -----------

Diversified Manufacturing--13.3%
  Minnesota Mining & Manufacturing Company................. 14,344    1,403,919
                                                                    -----------

Financial Services--11.7%
  J.P. Morgan & Company, Inc. .............................  9,711    1,229,655
                                                                    -----------

Machinery--9.9%
  Caterpillar, Inc. ....................................... 22,214    1,045,446
                                                                    -----------

Miscellaneous Manufacturing Industries--8.9%
  Eastman Kodak Company.................................... 14,167      938,564
                                                                    -----------

Oil & Gas Extraction--11.0%
  Exxon Mobil Corporation.................................. 14,421    1,161,792
                                                                    -----------

Petroleum Refining--10.1%
  Chevron Corporation...................................... 12,306    1,066,007
                                                                    -----------

Tires & Rubber--5.4%
  Goodyear Tire & Rubber Company........................... 20,218      569,895
                                                                    -----------

  Total Common Stock
   (Cost $10,627,046).............................................    9,929,023
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $10,627,046*).......................................   94.1%   9,929,023
OTHER ASSETS AND LIABILITIES (Net).........................    5.9%     620,101
                                                            ------  -----------
NET ASSETS.................................................  100.0% $10,549,124
                                                            ======  ===========

*Aggregate cost for federal tax purposes.

See accompanying notes

Statements of Assets and Liabilities

                          PFL Endeavor Target Account
                               December 31, 1999

                         Dow Target 5 Dow Target 10  Dow Target 5  Dow Target 10
                         July Series   July Series  January Series January Series
                          Subaccount   Subaccount     Subaccount     Subaccount
                         ------------ ------------- -------------- --------------
Assets

Investment in
 securities, at market
 value                   $17,108,871   $16,508,381    $8,124,677    $ 9,929,023
Cash                          74,325       187,531       222,282        874,172
Receivable from
 investment securities
 sold                            --            --         50,036            --
Dividends and/or
 interest receivable          98,367        56,181        16,527         25,480
                         -----------   -----------    ----------    -----------
  Total assets           $17,281,563   $16,752,093    $8,413,522    $10,828,675
                         ===========   ===========    ==========    ===========

Liabilities and
 contract owners'
 equity

Liabilities:
Payable for investment
 securities purchased    $   155,135   $   254,064    $  164,853    $   265,835
Management fee payable        10,705        10,267         5,071          6,273
Accrued Expenses
 payable                      10,094        10,838         8,390          7,443
Fund redemption payable          --            --          2,576            --
                         -----------   -----------    ----------    -----------
  Total liabilities          175,934       275,169       180,890        279,551

Deferred annuity
 contracts terminable
 by owners                17,105,629    16,476,924     8,232,632     10,549,124
                         -----------   -----------    ----------    -----------
  Total liabilities and
   contract owners'
   equity                $17,281,563   $16,752,093    $8,413,522    $10,828,675
                         ===========   ===========    ==========    ===========

Contract owners'
 equity:



See accompanying notes

Statements of Operations

                          PFL Endeavor Target Account
             For the year ended December 31, 1999, except as noted

                             Dow Target 5  Dow Target 10  Dow Target 5  Dow Target 10
                             July Series    July Series  January Series January Series
                              Subaccount    Subaccount   Subaccount(1)  Subaccount(1)
                             ------------  ------------- -------------- --------------
Net investment income
 (loss)

Investment income:
Dividends                    $   514,982    $   390,790   $   175,211     $ 185,730
Interest                             --             --            --            --
                             -----------    -----------   -----------     ---------
  Total investment income        514,982        390,790       175,211       185,730
                             -----------    -----------   -----------     ---------

Expenses:
Investment management fee        136,816        106,745        48,864        51,517
Administration fees                9,547          9,664        10,001        10,001
Custodian fees                     7,798          6,985         4,944         5,543
Transfer agent fees                   95             61            24            34
Legal fees                        11,417         10,120         5,018         4,018
Audit fees                         5,400          5,399         2,051         2,051
Trustee fees and expenses          4,399          7,080         1,227         1,309
Printing                          15,518         10,947         7,588         8,714
Other                              4,124          4,124         3,551         3,560
Policy Fees                        7,136          2,943           446           125
Mortality and expense risk
 charge                          279,294        219,700        99,443       106,663
                             -----------    -----------   -----------     ---------
  Total gross expenses           481,544        383,768       183,157       193,535
Less:
Waiver/reimbursement from
 investment manager                  --             --         (3,180)       (3,430)
Credits allowed by
 custodian                        (4,698)        (1,621)       (3,852)       (4,944)
                             -----------    -----------   -----------     ---------
  Total net expenses             476,846        382,147       176,125       185,161
                             -----------    -----------   -----------     ---------
    Net investment income
     (loss)                       38,136          8,643          (914)          569
                             -----------    -----------   -----------     ---------

Net realized and unrealized
 capital (loss) from
 investments
Proceeds from sale of
 investments                  16,651,910      5,495,778     7,350,304     1,317,414
Cost of investments sold      15,557,731      4,983,508     7,224,187     1,309,601
                             -----------    -----------   -----------     ---------
Net realized capital gain
 on investments                1,094,179        512,270       126,117         7,813
Net change in unrealized
 appreciation/depreciation
 of investments:
  Beginning of the period      1,220,253        389,358           --            --
  End of the period           (3,161,891)      (837,378)   (1,314,126)     (698,023)
                             -----------    -----------   -----------     ---------
  Net change in unrealized
   appreciation/depreciation
   of investments             (4,382,144)    (1,226,736)   (1,314,126)     (698,023)
                             -----------    -----------   -----------     ---------
  Net realized and
   unrealized capital
   (loss) from investments    (3,287,965)      (714,466)   (1,188,009)     (690,210)

Decrease from operations     $(3,249,829)   $  (705,823)  $(1,188,923)    $(689,641)
                             ===========    ===========   ===========     =========


(1) Commencement of operations, January 4, 1999.

See accompanying notes

Statements of Changes in Contract Owners' Equity

                          PFL Endeavor Target Account
      For the year ended December 31, 1999 and for the period July 1, 1998 (commencement of operations) through December 31, 1998, except as noted

                              Dow Target 5              Dow Target 10         Dow Target 5  Dow Target 10
                               July Series               July Series         January Series January Series
                               Subaccount                Subaccount            Subaccount     Subaccount
                            1999         1998         1999         1998         1999(1)        1999(1)
                         -----------  -----------  -----------  -----------  -------------- --------------
Operations

  Net investment income
   (loss)                $    38,136  $     4,821  $     8,643  $     5,440   $      (914)   $       569
  Net realized capital
   gain                    1,094,179          --       512,270          --        126,117          7,813
  Net change in
   unrealized
   appreciation/
   depreciation of
   investments            (4,382,144)   1,220,253   (1,226,736)     389,358    (1,314,126)      (698,023)
                         -----------  -----------  -----------  -----------   -----------    -----------
  Increase (decrease)
   from operations        (3,249,829)   1,225,074     (705,823)     394,798    (1,188,923)      (689,641)
                         -----------  -----------  -----------  -----------   -----------    -----------

Contract transactions

  Net contract purchase
   payments                6,265,956    9,410,629    5,640,536    6,950,064     6,605,239      7,479,940
  Transfer payments from
   other subaccounts or
   general account           803,957    3,801,466    2,238,202    2,952,437     2,961,916      3,874,139
  Contract terminations,
   withdrawals, and
   other deductions         (971,056)    (180,568)    (923,723)     (69,567)     (145,600)      (115,314)
                         -----------  -----------  -----------  -----------   -----------    -----------
  Increase from contract
   transactions            6,098,857   13,031,527    6,955,015    9,832,934     9,421,555     11,238,765
                         -----------  -----------  -----------  -----------   -----------    -----------
  Net increase in
   contract owners'
   equity                  2,849,028   14,256,601    6,249,192   10,227,732     8,232,632     10,549,124
  Beginning of the
   period                 14,256,601          --    10,227,732          --            --             --
                         -----------  -----------  -----------  -----------   -----------    -----------
  End of the period      $17,105,629  $14,256,601  $16,476,924  $10,227,732   $ 8,232,632    $10,549,124
                         ===========  ===========  ===========  ===========   ===========    ===========

Contract owner's equity


(1) Commencement of operations, January 4, 1999

See accompanying notes

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1999

1.Organization and Summary of Significant Accounting Policies

Organization:
The PFL Endeavor Target Account (the Target Account) is a segregated investment subaccount of PFL Life Insurance Company (PFL Life), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Target Account is registered with the Securities and Exchange Commission
(SEC) as an open-end management investment company pursuant to provisions of the Investment Company Act of 1940. The SEC, however, does not supervise the management or the investment practices or policies of the Target Account. The Target Account is currently divided into four investment subaccounts, DOW Target 5--July Series (Target 5--July), DOW Target 10--July Series (Target 10--
July), DOW Target 5--January Series (Target 5--January) and DOW Target 10-- January Series (Target 10--January). These four investment subaccounts are collectively referred to as the subaccounts. Investment activity in these investment subaccounts is available for investment to contract owners of The Endeavor Variable Annuity, The Endeavor Platinum Variable Annuity, and The Endeavor ML Variable Annuity (the Variable Annuities), issued by PFL Life. Net purchase payments received by the Target Account for the Variable Annuities are invested in the subaccounts as selected by the contract owner. The Target 5-- July and Target 10--July commenced operations on July 1, 1998. The Target 5-- January and Target 10--January commenced operations on January 4, 1999.

Portfolio Valuation:
The Target Account's investments are valued at market value as determined using the last reported sale price at the close of the New York Stock Exchange on December 31, 1999.

Securities Transactions and Investment Income:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments are credited or charged to contract owners' equity.

Concentration of Risk:
An investment in the Target Account may be subject to additional risk due to the relative lack of diversity in its portfolio.

Income Taxes:
Operations of the Target Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Target Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Target Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Target Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

2.Fees and Expenses

The Target Account is managed by Endeavor Management Company, (the Investment Manager), an affiliate of PFL Life pursuant to a management agreement. The Investment Manager is responsible for providing

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1999


2.Fees and Expenses (continued)

investment management and administrative services to the Target Account. First Trust Advisers L.P. (the Adviser) is the Account's investment Adviser. As compensation for these services, the Target Account pays the Investment Manager a monthly fee based on a percentage of the average daily net assets at the annual rate of 0.75% for each Subaccount. In addition, the Investment Manager pays the Adviser a fee equal to 0.35% of the average daily net assets.

The Subaccounts pay all expenses not assumed by the Investment Manager. PFPC Inc. (PFPC), formerly First Data Investor Services Group, Inc., a majority-owned subsidiary of PNC Bank Corp, serves as Administrator to the Subaccounts and is paid a flat fee of $10,000 per annum for each Subaccount. PFPC also serves as the Fund's transfer agent.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse the Target Account for expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses to ensure that total expenses do not exceed 1.30% of the Subaccount's average daily net assets. For the period ended December 31, 1999, the Investment Manager waived and reimbursed expenses of $3,180 for the Target 5--January and $3,430 for the Target 10--January. Boston Safe Deposit and Trust Company (BSDT), an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Subaccounts' custodian. BSDT has agreed to compensate the Target Account and decrease custody fees for cash balances left uninvested by the Subaccounts. For the period ended December 31, 1999, the Target Account's expenses were reduced as follows: DOW Target 5--July Series $4,698, DOW Target 10--July Series $1,621, DOW Target 5--January Series $3,852, DOW Target 10--January Series $4,944.

No director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers or PFPC received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Target Account pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers, PFPC or any of their affiliates $1,000 per annum plus $100 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

Administrative charges include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Target Account.

PFL Life deducts a daily charge for assuming certain mortality and expense risks. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owners' individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owners' individual account. PFL Life also deducts a daily administrative charge equal to an annual rate of .15% of the contract owners' account for administrative expenses. For certain policies of Endeavor Variable Annuity and of Endeavor ML Variable annuity sold on or after May 1, 1997, during the first seven policy years, PFL Life deducts a daily Distribution Finance Charge equal to an effective annual rate of .15% of the contract owners' account. For certain policies of Endeavor Platinum Variable Annuity sold on or after May 1, 1997, during the first ten policy years, PFL Life deducts a daily Distribution Finance Charge equal to an effective annual rate of .25% of the contract owners' account.

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1999


3.Securities Transactions

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                              Period Ended December 31,
                                      -----------------------------------------
                                               1999                 1998
                                      ----------------------- -----------------
                                       Purchases     Sales     Purchases  Sales
                                      ----------- ----------- ----------- -----
Dow Target 5--July Series Subaccount  $22,486,933 $16,651,910 $13,341,560  $--
Dow Target 10--July Series
 Subaccount                            12,059,101   5,495,778  10,270,166   --
Dow Target 5--January Series
 Subaccount                            16,662,993   7,350,304          --   --
Dow Target 10--January Series
 Subaccount                            11,936,647   1,317,414          --   --

Net unrealized appreciation (depreciation) of investments at December 31, 1999 was composed of the following:

                                  Gross         Gross           Net
                                Unrealized    Unrealized     Unrealized
                               Appreciation (Depreciation) (Depreciation)
                               ------------ -------------- --------------
Dow Target 5--July Series
 Subaccount                      $459,735    $(3,621,626)   $(3,161,891)
Dow Target 10--July Series
 Subaccount                       985,324     (1,822,702)      (837,378)
Dow Target 5--January Series
 Subaccount                       126,429     (1,440,555)    (1,314,126)
Dow Target 10--January Series
 Subaccount                       316,006     (1,014,029)      (698,023)

4.Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at December 31, 1999 follows:

                                                                     5% Annually Compounding Death Benefit
                             Return of Premium Death Benefit            or Annual Step-Up Death Benefit
                        ------------------------------------------ -----------------------------------------
                         Accumulation  Accumulation     Total      Accumulation  Accumulation     Total
                         Units Owned    Unit Value  Contract Value  Units Owned   Unit Value  Contract Value
                        --------------------------- -------------- ------------- ------------ --------------
Dow Target 5 July Series Subaccount:
 PFL Endeavor Variable
  Annuity                3,560,121.053  $0.964682     $3,434,385   6,044,673.955  $0.9625370   $ 5,818,222
 PFL ML Endeavor
  Variable Annuity         316,390.762   0.964682        305,216   1,693,185.989   0.9625370     1,629,754
 Platinum Endeavor
  Variable Annuity       2,408,403.037   0.963257      2,319,911   3,743,680.459   0.9611240     3,598,141
                                                      ----------                               -----------
                                                      $6,059,512                               $11,046,117
                                                      ==========                               ===========
Dow Target 10 July Series Subaccount:
 PFL Endeavor Variable
  Annuity                2,604,042.102  $1.012659     $2,637,007   3,802,468.359  $1.0104070   $ 3,842,041
 PFL ML Endeavor
  Variable Annuity         687,276.775   1.012659        695,977   3,364,745.488   1.0104070     3,399,762
 Platinum Endeavor
  Variable Annuity         674,029.923   1.011156        681,549   5,174,488.123   1.0089090     5,220,588
                                                      ----------                               -----------
                                                      $4,014,533                               $12,462,391
                                                      ==========                               ===========
Dow Target 5 January Series
 Subaccount:
 PFL Endeavor Variable
  Annuity                2,262,326.395  $0.911385     $2,061,850   2,552,038.211  $0.9100510   $ 2,322,485
 PFL ML Endeavor
  Variable Annuity          46,507.851   0.911385         42,387   1,633,364.991   0.9100510     1,486,445
 Platinum Endeavor
  Variable Annuity         712,871.386   0.910498        649,068   1,837,280.736   0.9091680     1,670,397
                                                      ----------                               -----------
                                                      $2,753,305                               $ 5,479,327
                                                      ==========                               ===========
Dow Target 10 January Series
 Subaccount:
 PFL Endeavor Variable
  Annuity                1,479,044.370  $0.984382     $1,455,945   2,676,674.440  $0.9829410   $ 2,631,013
 PFL ML Endeavor
  Variable Annuity         343,714.780   0.984382        338,347   2,389,259.511   0.9829410     2,348,501
 Platinum Endeavor
  Variable Annuity          352,436.88   0.983416        346,592   3,491,645.413   0.9819800     3,428,726
                                                      ----------                               -----------
                                                      $2,140,884                               $ 8,408,240
                                                      ==========                               ===========

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1999


4.Contract Owners' Equity (continued)

A summary of changes in contract owners' account units follows:

                          Dow Target 5 Dow Target 10  Dow Target 5  Dow Target 10
                          July Series   July Series  January Series January Series
                           Subaccount   Subaccount     Subaccount     Subaccount
                          ------------ ------------- -------------- --------------
Units outstanding--July
 1, 1998                           --           --            --              --
Units purchased             9,327,979    7,452,618            --              --
Units redeemed and
 transferred                3,385,907    2,438,951            --              --
                           ----------   ----------     ---------      ----------
Units outstanding Decem-
 ber 31, 1998              12,713,886    9,891,569            --              --
Units purchased             5,700,605    5,395,473     6,590,696       7,280,357
Units redeemed and
 transferred                 (648,036)   1,020,008     2,453,693       3,452,418
                           ----------   ----------     ---------      ----------
Units outstanding Decem-
 ber 31, 1999              17,766,455   16,307,050     9,044,389      10,732,775
                           ==========   ==========     =========      ==========

Report of Ernst & Young, LLP, Independent Auditors
The Board of Directors and Contract Owners of the PFL Endeavor Target Account

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of PFL Endeavor Target Account (comprised of the Dow Target 5 July Series, Dow Target 10 July Series, Dow Target 5 January Series, Dow Target 10 January Series subaccounts), as of December 31, 1999, and the related statements of operations for the period indicated thereon and changes in contract owners' equity for the periods indicated thereon. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and schedules of investments referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the PFL Endeavor Target Account at December 31, 1999, and the results of their operations for the period indicated thereon and changes in their contract owners' equity for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 4, 2000